EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly report of ILX Resorts Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I (We), Joseph P. Martori, Chief Executive Officer, and Margaret M. Eardley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Joseph P. Martori
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Joseph P. Martori
Chief Executive Officer
August 8, 2002


/s/ Margaret M. Eardley
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Margaret M. Eardley
Chief Financial Officer
August 8, 2002